UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Quetta Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QETAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QETA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On April 30, 2026, Quetta Acquisition Corporation (the “Company”) entered into that certain Release and Discharge of Promissory Notes (the “Release”) with KM Quad, a Cayman Islands exempted company (“KM Quad”).

Pursuant to the Release, KM Quad irrevocably and unconditionally released, canceled and discharged the Company from any and all obligations arising under the following promissory notes previously issued by the Company to KM Quad:

●	A promissory note dated November 4, 2024 in the principal amount of $500,000;

●	A promissory note dated February 14, 2025 in the principal amount of $250,000; and

●	A promissory note dated April 20, 2025 in the principal amount of $290,000.

The aggregate principal amount of the discharged promissory notes was $1,040,000. Under the Release, KM Quad confirmed that no amounts remain due or payable under the promissory notes, including any principal, interest, fees or other amounts.

The Release was entered into in connection with, and as a supplement to, the Termination Agreement previously entered into by the parties on January 15, 2026.

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Release, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

As a result of the Release described above, the Company no longer has any obligations outstanding under the promissory notes previously issued to KM Quad.

Exhibit No.	Description
10.1	Release and Discharge of Promissory Notes, dated April 30, 2026, by and between Quetta Acquisition Corporation and KM Quad.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUETTA ACQUISITION CORPORATION

By:	/s/ Zihan Chen
Name:	Zihan Chen
Title:	Chief Executive Officer

Date:	May 7, 2026

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